Exhibit 10.12

Subscription Agreement

As of January __, 2008

To the Board of Directors of
China Ascendance Acquisition Corporation:

Gentlemen:

The undersigned hereby subscribes for and agrees to purchase _____ warrants (“Insider Warrants”), each to purchase one Ordinary Share, at $1.00 per Insider Warrant, of China Ascendance Acquisition Corporation (the “Corporation”) for an aggregate purchase price of $_____ (“Purchase Price”). The purchase and issuance of the Insider Warrants shall occur simultaneously with the consummation of the Corporation’s initial public offering of securities (“IPO”) which is being underwritten by Susquehanna Financial Group, LLLP (“Susquehanna”) and Ladenburg Thalmann & Co. Inc. (“Ladenburg”). The Insider Warrants will be sold to the undersigned on a private placement basis and not part of the IPO. Except as set forth herein, the Insider Warrants shall have the same terms as the Public Warrants.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Graubard Miller, as escrow agent (“Escrow Agent”), to hold in a non-interest bearing account until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, the Escrow Agent shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public shareholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company. In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to the Escrow Agent, the Escrow Agent shall return the Purchase Price to the undersigned, without interest or deduction.

The undersigned represents and warrants that he has been advised that the Insider Warrants have not been registered under the Securities Act; that he is acquiring the Insider Warrants for its account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Insider Warrants in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that he is familiar with the proposed business, management, financial condition and affairs of the Corporation.

Moreover, the undersigned agrees that he shall not sell or transfer the Insider Warrants or any underlying securities until after the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (“Business Combination”) and acknowledges that the certificates for such Insider Warrants shall contain a legend indicating such restriction on transferability.

The Corporation hereby acknowledges and agrees that, in the event the Corporation calls the Warrants for redemption pursuant to that certain Warrant Agreement to be entered into by the Corporation and Continental Stock Transfer & Trust Company in connection with the Corporation’s IPO, the Corporation shall allow the undersigned to exercise any Insider Warrants by surrendering such Warrants for that number of Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Ordinary Shares underlying the Warrant, multiplied by the difference between the Warrant exercise price and the “Fair Market Value” (defined below) by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the Ordinary Shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrants.

Susquehanna and Ladenburg are deemed third party beneficiaries of this agreement and the terms of this agreement and the restriction on transfers with respect to the Insider Warrants may not be amended without the prior written consent of Susquehanna and Ladenburg.

Very truly yours,

AGREED TO:

CHINA ASCENDANCE ACQUISITION CORPORATION

By: __________________________
Name:
Title:

GRAUBARD MILLER

By: ___________________________
Name:
Title:

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